================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                 _______________

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 _______________

       Date of Report (Date of earliest event reported): FEBRUARY 27, 2002



                           BRIGHAM EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)



          DELAWARE                 000-22433                75-2692967
(State or other jurisdiction     (Commission              (IRS Employer
      of incorporation)          File Number)           Identification No.)


                            6300 BRIDGEPOINT PARKWAY
                            BUILDING TWO, SUITE 500
                              AUSTIN, TEXAS 78730
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (512) 427-3300


================================================================================

Item  5.  OTHER  EVENTS.

     On February 26, 2002, the Registrant issued a press release announcing its financial results for the fiscal year and quarter ended December 31, 2001. The full text of the press release which is set forth in Exhibit 99.1 hereto, is filed and incorporated in this Report as if fully set forth herein.

Item 7. FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (c)  Exhibits

               Item                Exhibit
               ----                -------

               99.1*               Press Release dated
                                   February 26, 2002.


-------
*  filed  herewith.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              BRIGHAM EXPLORATION COMPANY



Date:   February 27, 2002                     By:   /s/  Curtis  F.  Harrell
                                                    ---------------------------
                                                    Curtis  F.  Harrell
                                                    Executive Vice President &
                                                    Chief  Financial  Officer

                                INDEX TO EXHIBITS


             Item                Exhibit
             ----                -------

             99.1*          Press Release dated
                            February 26, 2002.